Financing Arrangements	12 Months Ended
Sep. 30, 2017
Financing Arrangements
Financing Arrangements

NOTE 8—FINANCING ARRANGEMENTS

Long-term debt consists of the following (in thousands):

September 30,	2017	2016

Series A senior unsecured notes payable to a group of insurance companies, interest fixed at 3.35%	$50,000	$50,000
Series B senior unsecured notes payable to a group of insurance companies, interest fixed at 3.35%	50,000	50,000
Series C senior unsecured notes payable to a group of insurance companies, interest fixed at 3.70%	25,000	25,000
Series D senior unsecured notes payable to a group of insurance companies, interest fixed at 3.93%	75,000	75,000
Mortgage note from a U.K. financial institution, with quarterly installments of principal and interest at 6.48%	—	1,012
	200,000	201,012
Less unamortized debt issuance costs	(239)	(271)
Less current portion	—	(450)
	$199,761	$200,291

Maturities of long-term debt for each of the five years in the period ending September 30, 2022, are as follows: 2018 — $0.0 million; 2019 — $0.0 million; 2020 — $10.7 million; 2021 — $35.7 million; 2022 — $35.7 million.

Interest paid amounted to $14.8 million, $11.0 million and $4.8 million in 2017, 2016 and 2015, respectively.

In March 2013, we entered into a note purchase and private shelf agreement pursuant to which we issued $100.0 million of senior unsecured notes, bearing interest at a rate of 3.35% and maturing on March 12, 2025. In addition, pursuant to the agreement, on July 17, 2015, we issued an additional $25.0 million of senior unsecured notes, bearing interest at a rate of 3.70% and maturing on March 12, 2025. Interest payments on the notes issued in 2013 and 2015 are due semi-annually and principal payments are due from 2021 through 2025. The agreement pertaining to the aforementioned notes also contained a provision that the coupon rate would increase by a further 0.50% should the company’s leverage ratio exceed a certain level. On February 2, 2016 we revised the note purchase agreement and we issued an additional $75.0 million of senior unsecured notes bearing interest at 3.93% and maturing on March 12, 2026. Interest payments on these notes are due semi-annually and principal payments are due from 2020 through 2026. At the time of the issuance of this last series of notes, certain terms and conditions of the note purchase and private shelf agreement were revised in coordination with the revision and expansion of the revolving credit agreement as discussed below in order to increase our leverage capacity.

We have a committed revolving credit agreement with a group of financial institutions in the amount of $400.0 million which expires in August 2021 (Revolving Credit Agreement). At September 30, 2017, the weighted average interest rate on outstanding borrowings under the Revolving Credit Agreement was 3.24%. Debt issuance and modification costs of $2.3 million and $1.3 million were incurred in connection with February 2, 2016 and August 11, 2016 amendments to the Revolving Credit Agreement, respectively. Costs incurred in connection with establishment of and amendments to this credit agreement are recorded in other assets on our Consolidated Balance Sheets, and are being amortized as interest expense using the effective interest method over the stated term of the Revolving Credit Agreement. At September 30, 2017, the Company’s total debt issuance costs have an unamortized balance of $2.8 million. The available line of credit is reduced by any letters of credit issued under the Revolving Credit Agreement. As of September 30, 2017, there were borrowings totaling $55.0 million under this agreement and there were letters of credit outstanding totaling $81.3 million, which reduce the available line of credit to $263.7 million. The $81.3 million of letters of credit includes both financial letters of credit and performance guarantees.

Until June 2017, we had a secured letter of credit facility agreement with a bank in the U.K. At September 30, 2016, there were letters of credit outstanding under this agreement of $62.7 million. Restricted cash at September 30, 2016 of $69.4 million was held on deposit in the U.K. as collateral in support of this facility. In June 2017, this agreement was terminated and the associated letters of credit were transferred to the Revolving Credit Agreement described above. The cash that formerly collateralized the secured credit facility was used to make principal payments to reduce our outstanding short-term borrowings.

Our revolving credit agreement and note purchase and private shelf agreement each contain a number of customary covenants, including requirements for us to maintain certain interest coverage and leverage ratios and restrictions on our and certain of our subsidiaries’ abilities to, among other things, incur additional debt, create liens, consolidate or merge with any other entity, or transfer or sell substantially all of their assets, in each case subject to certain exceptions and limitations. The occurrence of any event of default under these agreements may result in all of the indebtedness then outstanding becoming immediately due and payable. At March 31, 2017 we did not maintain the required leverage ratio. Therefore in May 2017 certain terms and conditions of the revolving credit agreement and note purchase and private shelf agreement were further revised to allow us to maintain a higher level of leverage as of March 31, 2017 and for the remainder of the 2017 fiscal year. The revisions to the agreements do not impact the required leverage ratios in fiscal 2018 and subsequent years. This revision also contains a provision that the coupon rate may increase on all of the term notes discussed above by up to 0.75% should our leverage ratio exceed certain levels. In connection with this revision, we incurred $0.4 million of costs, primarily for amounts charged by our lenders in connection with these modifications. These costs were recorded in May 2017 as a reduction in the carrying value of the related debt liability and which will be amortized into additional interest expense over the life of the related debt.

We maintain a cash account with a bank in the United Kingdom for which the funds are restricted as to use. The account is required to secure the customer’s interest in cash deposited in the account to fund our activities related to our performance under a fare collection services contract in the United Kingdom. The balance in the account as of September 30, 2017 was $8.4 million and is classified as restricted cash in our Consolidated Balance Sheets.

As of September 30, 2017, we had letters of credit and bank guarantees outstanding totaling $94.5 million, which includes the $81.3 million of letters of credit on the Revolving Credit Agreement above and $13.2 million of letters of credit issued under other facilities. The total of $94.5 million of letters of credit and bank guarantees includes $77.4 million that guarantees either our performance or customer advances under certain contracts, and financial letters of credit of $17.1 million which primarily guarantee our payment of certain self-insured liabilities. We have never had a drawing on a letter of credit instrument, nor are any anticipated; therefore, we estimate the fair value of these instruments to be zero.

We maintain a short-term borrowing arrangement in New Zealand totaling $0.5 million New Zealand dollars (equivalent to approximately $0.4 million) to help meet the short-term working capital requirements of our subsidiary. At September 30, 2017, no amounts were outstanding under this borrowing arrangement.

The terms of certain of our lending and credit agreements include provisions that require and/or limit, among other financial ratios and measurements, the permitted levels of debt, coverage of cash interest expense, and under certain circumstances, payments of dividends or other distributions to shareholders. As of September 30, 2017, these agreements have no restrictions on distributions to shareholders.

Our self-insurance arrangements are limited to certain workers’ compensation plans, automobile liability and product liability claims. Under these arrangements, we self-insure only up to the amount of a specified deductible for each claim. Self-insurance liabilities included in other current liabilities on the balance sheet amounted to $7.6 million and $8.2 million as of September 30, 2017 and 2016, respectively.